                                                                Exhibit 99.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Kellwood Company (the "Company") on Form 10-Q for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby individually certify that, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of and for the period covered in the Report.



/s/ Hal J. Upbin                                         December 9, 2002
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Hal J. Upbin, Chairman, President and
Chief Executive Officer



/s/ W. Lee Capps, III                                    December 9, 2002
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W. Lee Capps, III, Senior Vice President Finance and
Chief Financial Officer